Supplement dated January 29, 2007

to

Equity Funds Prospectus dated January 29, 2007

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Tamarack Small Cap Growth Fund

Name Change and Investment Policy Change: At a meeting on December 7, 2006, the Tamarack Funds Trust’s Board of Trustees approved a name change for the Tamarack Small Cap Growth Fund (the “Fund”) and certain changes to the Fund’s principal investment strategies consistent with this name change. These changes will go into effect on March 9, 2007. The Fund’s name will become “SMID Cap Growth Fund” and the Fund’s principal investment strategies will be revised to reflect the new name. Anticipating those changes, the disclosure in the Fund’s current prospectus and statement of additional information dated January 29, 2007, has been updated accordingly.

Until March 9, 2007 (when the changes go into effect), the disclosure in the Fund’s prospectus is as follows:

1.	All references in the prospectus to “SMID Cap Growth Fund” are replaced with “Small Cap Growth Fund.”
2.	The first paragraph under the heading “Principal Investment Strategies” on page 5 of the prospectus is deleted and replaced with the following:

“The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks of small companies. The Fund will provide notice to shareholders at least 60 days prior to any change to this policy. The Fund focuses on equity securities that the Advisor believes have strong prospects for appreciation through growth in earnings. Small capitalization companies are defined by the Fund as companies with a market capitalization of less than $2.0 billion at time of investment of its assets. In selecting stocks for the Fund, the Advisor considers certain factors including sales and earnings growth rates and the strength of the issuer’s balance sheet. The Fund expects to invest primarily in securities of U.S.-based companies, but it may also invest in securities of non-U.S. companies, generally through ADRs. The Fund may also invest in foreign securities traded on U.S. exchanges. The Advisor will consider selling securities if the issuer’s market capitalization exceeds $5.0 billion. The Fund may engage to a limited extent in short sales “against the box” and certain other hedging transactions in an effort to offset anticipated negative market movements.”

3.	The paragraph titled “Mid-Sized Company Risk” under the heading “Principal Risks” on page 5 of the prospectus is deleted.
4.

The second sentence under the heading “Performance Information” on page 6 of the prospectus, which introduces the Russell 2500 Growth Index, is deleted. In addition, the line item titled “Russell 2500 Growth Index” in the Performance Table on page 6 of the prospectus, together with accompanying footnote 4 on page 7, is deleted.

5.	Mid-Sized Company Risk, as checked in the “Overview of Principal Risks of the Funds” table on page 23 of this prospectus, should not be checked and is not applicable to the Fund.

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Please keep a copy of this supplement for future reference.

TAM EQ PR 1/07 - SCG SUP

Supplement dated January 29, 2007

to

Equity Funds and Fixed Income Funds Statement of Additional Information dated January 29, 2007

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Tamarack Small Cap Growth Fund

Name Change and Investment Policy Change: At a meeting on December 7, 2006, the Tamarack Funds Trust’s Board of Trustees approved a name change for the Tamarack Small Cap Growth Fund (the “Fund”) and certain changes to the Fund’s principal investment strategies consistent with this name change. These changes will go into effect on March 9, 2007. The Fund’s name will become “SMID Cap Growth Fund” and the Fund’s principal investment strategies will be revised to reflect the new name. Anticipating those changes, the disclosure in the Fund’s prospectus and statement of additional information dated January 29, 2007, has been updated accordingly.

Until March 9, 2007 (when the changes go into effect), the disclosure in the Fund’s statement of additional information is as follows:

1.	All references in the statement of additional information to “SMID Cap Growth Fund” are replaced with “Small Cap Growth Fund.”
2.	The fourth paragraph under the heading “Investment Policies” on page 4 of the statement of additional information is deleted and replaced with the following:

“TAMARACK SMALL CAP GROWTH FUND. Tamarack Small Cap Growth Fund pursues its objective of long-term capital appreciation by investing under normal circumstances at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of small companies. The Fund may also invest in other equity securities including common and preferred stocks and securities convertible into common stock of small companies (see “Convertible Securities”).”

3.

The eleventh sentence under the heading “Non-Fundamental Investment Restrictions” on page 26 of the statement of additional information is revised as follows (deletions shown with ~~strikethrough~~ text; insertions shown with underlined text):

“~~Tamarack SMID Cap Growth Fund~~ Tamarack Small Cap Growth Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of small  ~~to mid-sized~~ companies.”

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Please keep a copy of this supplement for future reference.

TAM EQ/FI SAI 1/07 - SCG SUP